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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 19, 2001



                             THE QUAKER OATS COMPANY
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             (Exact name of registrant as specified in its charter)

        New Jersey                 1-12                       36-1655315
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     (State or other            (Commission                  (IRS Employer
     jurisdiction of            File Number)               Identification No.)
      incorporation)


            Quaker Tower P.O. Box 049001 Chicago, Illinois 60604-9001
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                    (Address of principal executive offices)


                                  312-222-7111
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              (Registrant's telephone number, including area code)



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Item 7.  Financial Statements and Exhibits

(c)    Exhibits
       (99.1)     The Quaker Oats Company's Press Release, dated July 19, 2001.
       (99.2)     Prepared comments for The Quaker Oats Company's Telephone
                  conference call broadcast on July 19, 2001.

Item 9.  Regulation FD Disclosure.

On July 19, 2001, The Quaker Oats Company (the "Company") issued a press release announcing its earnings for the second quarter ended June 30, 2001. In addition, a telephone conference call regarding the Company's first quarter earnings was broadcast on July 19, 2001. The press release is attached to this report as exhibit 99.1, and the prepared comments for the Company's telephone conference call are attached this report as exhibit 99.2, and each are incorporated by reference to the report.





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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             THE QUAKER OATS COMPANY
                             -----------------------
                                  (Registrant)



Date:  July 19, 2001                  /s/ William G. Barker
--------------------                ---------------------------
                                        William G. Barker
                                        Vice President and
                                       Corporate Controller






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                                  EXHIBIT INDEX





Exhibit                 Exhibit                                Paper (P) or
Number                Description                             Electronic (E)
------                -----------                             --------------

99.1      The Quaker Oats Company's Press Release,
          Dated July 19, 2001                                       (E)

99.2      Prepared comments for The Quaker Oats
          Company's telephone conference call
          Broadcast on July 19, 2001                                (E)